Exhibit 99.2

Celanese to Acquire Majority of DuPont’s Mobility & Materials Business Establishes Celanese as the Preeminent Global Specialty Materials Company February 2022

Disclosures

Forward-Looking Statements

This presentation contains "forward-looking statements," which include information concerning the Company's plans, objectives, goals, strategies, future revenues, cash flow, financial performance, synergies, performance, capital expenditures, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. The Company, nor its professional advisors, can give any assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: the Company's ability to obtain regulatory approval for, and satisfy closing conditions to, the transactions described herein and the timing of closing thereof; our ability to realize the anticipated benefits of the transactions described herein; the extent to which the COVID-19 pandemic continues to adversely impact the economic environment, market demand and our operations, as well as the pace of any economic recovery; changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, mobility, textiles, medical, electronics and construction industries; volatility or changes in the price and availability of raw materials, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, wood pulp and fuel oil and the prices for electricity and other energy sources; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions as well as facility turnarounds; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; the ability to identify desirable potential acquisition targets and to complete acquisition or investment transactions consistent with the Company's strategy; the ability to identify and execute on other attractive investment opportunities towards which to deploy capital; increased price competition and the introduction of competing products by other companies; market acceptance of our products and technology; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, transportation or logistics disruptions, cyber security incidents, terrorism or political unrest, public health crises (including, but not limited to, the COVID-19 pandemic); other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the occurrence of acts of war or terrorist incidents or as a result of weather or natural disasters or other crises including public health crises; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; potential liability for remedial actions and increased costs under existing or future environmental, health and safety regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry; tax rates and changes thereto; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Furthermore, and without prejudice to liability for fraud, none of the Company's professional advisers accepts or will accept any liability, responsibility or obligation (whether in contract, tort or otherwise) in relation to these matters.

Results Unaudited

The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Historical results should not be taken as an indication of the results of operations to be reported for any future period.

Non-GAAP Financial Measures

This presentation, and statements made in connection with this presentation, refer to non-GAAP financial measures. For more information on the historical non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each historical non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

We do not provide reconciliations for Adjusted EBIT, Operating EBITDA or adjusted earnings per share on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. Due to high variability and difficulty in predicting items that impact cash from operating activities, capital expenditures and distributions to certain noncontrolling interests, we are unable to provide a reconciliation between projected free cash flow and net cash provided by (used in) operations without unreasonable effort. For the same reasons, we are unable to address the probable significance of the unavailable information.

Celanese 2

Engineered Materials: The Path to Preeminence 3 2012 2014 2015 2016 Purposeful actions to implement, enhance & extend the EM model leading up to this acquisition 1 Excludes EM affiliate earnings 2017 2018 2019 Engineered Materials (“EM”) Operating EBITDA (base business) 1 2020 2021 2022 EM Acquisitions 2013 PRE - PIPELINE MODEL PIPELINE MODEL IMPLEMENTATION, ENHANCEMENT & EXTENSION Model Implementation Win Rate Elevation Project Translation Growth Programs Bolt - on M&A Enhancing the Model Extending the Model Value Over Volume Larger M&A Softer Nilit Omni Next Santoprene 7 x 2012 Operating EBITDA PF2022

Transaction Summary

Business	Acquisition of majority of DuPont's Mobility & Materials[1] ("M&M") business Acquisition scope optimized to achieve Celanese and DuPont objectives
Terms & Valuation	$11 billion all-cash acquisition Estimated 2022 M&M[1] EBITDA of ~$900 million (pre-synergy) ~8x 2022 EBITDA including run-rate synergies Broad, uncapped indemnity from DuPont for any historical PFAS liability
Financing	Fully-financed with committed debt financing Committed to maintaining Investment Grade credit rating and swift deleveraging
Closing	Close targeted for around the end of 2022 Subject to regulatory approvals and other customary closing conditions
Financial Impact	$450 million annual run-rate synergies Immediately accretive to adjusted EPS and $4.00+ accretion with full synergies Drives a doubling of Celanese free cash flow over the next 5 years

[1] Excluding Delrin® POM, Tedlar® PVF, Multibase, and Auto Adhesives & Fluids businesses included in the Mobility & Materials segment

Celanese 4

M&M Acquisition is a Powerful Step Forward 5 Adds to the core of EM & significantly enhances its position as a global customer solutions partner Medical Expanding the broadest polymer portfolio & extending backward integration Enhancing customer engagement via complementary commercial & application development strengths Expanding the global reach, particularly in Asia Bolstering solutions for the future – EVs, 5G, sustainability & medical M&M Additions Reinforcing leadership in auto, electrical & electronics, industrial & consumer EM M&A Opportunity Set (Investor Day 2021) Core EM Adjacent Emerging

Compelling Strategic Rationale 6 1 High - quality & high - margin acquisition that transforms Celanese into a larger, more diversified, and more profitable business 2 Complementary product portfolio that doubles the leadership, branding & integration of the EM product portfolio 3 Enhances the commercial and technical capabilities to drive accelerated growth in high - value applications 4 Robust synergies that drive significant growth, adjusted EPS accretion & a doubling of free cash flow over the next 5 years

1 Mobility & Materials Business

Mobility & Materials

$3.8B	~$900M	~23%	~5,000	29	~850
NET SALES 2022 Est.	EBITDA 2022 Est.	EBITDA MARGIN 2022 Est.	EMPLOYEES	PRODUCTION[1] FACILITIES	PATENTS

END-MARKET


Industrial & Consumer
Automotive
Electrical & Electronics

GEOGRAPHY


China
Americas
Asia Outside of China
Europe

POLYMER FAMILY


Other
Nylons
Elastomers
Polyesters
Specialty Nylons

M&M is a diverse & high-margin specialty business serving attractive end-markets & geographies

NOTE: All figures exclude out of scope M&M assets
[1] Includes JV production facilities

Celanese 7

1 Engineered Materials Post-Transaction

Celanese
Engineered Materials

Combining two highly complementary specialty materials businesses

DUPONT
Mobility & Materials

$7.4B	$1.8B	24%
NET SALES 2022 Est.[1]	EBITDA 2022 Est.[1]	EBITDA MARGIN 2022 Est.[1]

END-MARKET



Other
Medical
Electrical & Electronics
Auto
Industrial & Consumer

GEOGRAPHY



Asia
Americas
Europe

POLYMER FAMILY



Other
PPS
LFT
LCP
UHMWPE
Specialty Nylons
Polyesters
POM
Elastomers
Nylons

Creates a larger, more diversified & more profitable Engineered Materials business

NOTE: All figures exclude out of scope M&M assets
[1] Combined 2022 estimates of Celanese EM and M&M performances. Excludes synergies

Celanese
8

2 Highly Complementary Product Portfolios

ACQUIRED POLYMER FAMILIES

- **NYLONS**
  - *Zytel®* **PA66**
  - *Zytel®* **PA6**
- **SPECIALTY NYLONS**
  - *Zytel®* **LCPA**
  - *Zytel®* **HPPA**
  - **Filaments**
- **POLYESTERS**
  - *Crastin®* **PBT**
  - *Rynite®* **PET**
- **ELASTOMERS**
  - *Hytrel®* **TPC**
  - *Vamac®* **EAE**
- **Microcircuit & Components Materials**
- **Polyester Films** *Mylar®* *Melinex®*

ENHANCED EM PRODUCT PORTFOLIO



POLYMER PORTFOLIO
~20
~25
FLAGSHIP BRANDS[1]
4
10
POLYMER LEADERSHIP POSITIONS[2]
6
11
POLYMER BACKWARD INTEGRATION[3]
5
10
Pre-Transaction
Post-Transaction

Immediately doubling the leadership, branding & integration strengths of EM

[1] Hostaform®, Celcon®, GUR®, Santoprene™, Zytel®, Rynite®, Crastin®, Hytrel®, Vamac®, Mylar®
[2] #1 or #2 global position
[3] Integration into polymerization

Celanese 9

10 Complementary commercial & development strengths will accelerate growth in high - value end - markets Unparalleled Customer Solutions Partner 3 5G & Connectivity Medical & Pharma Future Mobility Sustainability Commercial & Customer Engagement Innovation & Application Development EM ENHANCED CUSTOMER SOLUTIONS PARTNER PF EM M&M Pipeline Model Brand Strength End - Market Breadth Globally Localized Reach Application Translation IP Portfolio End - Use Testing

3 Attractive Automotive Opportunity

Current Global KPV[1] by Powertrain Type
(Acquired Polymer Families)[2]

Battery Electric Vehicles (BEV)	26 kg
Hybrid	28 kg
Internal Combustion Engine (ICE)	26 kg

×

Forecasted Global Auto Builds by Powertrain



CAGR
~100M
Autos
+4%
~80M
Autos
+32%
+17%
(3%)
2022
2023
2027
ICE
Hybrid
BEV

=

Growth of Addressable Volume into Automotive

- **+4%** CAGR (2022-2027)
  +450kt
  Global demand growth for acquired polymer families in automotive
- **+6%** CAGR (2022-2027)
  Including increased penetration of acquired polymers into vehicles, consistent with EM project pipeline model expectations

Capitalize on opportunity in EVs & hybrids to drive accelerated growth in automotive

Source: Roland Berger, IHS, and internal estimates
[1] Kilograms per vehicle
[2] Estimated combined PA66, PA6, PBT, specialty nylons content. Excludes fibers found in carpeting and airbags

Celanese 11

12 3 Combined scale & breadth of solutions to drive EV leadership Significant Opportunities in Battery Electric Vehicles • Battery separators & safety materials • Battery cell frames • Heat exchanger tank • Water & coolant tubing • Cooling module • Radiator end tank • Battery module • Inverter • E - motor • Converter • On - board charger • Fan & shroud • Electric control unit • High - voltage connectors • Motor control unit housing BATTERY & THERMAL MANAGEMENT E - MOTORS & POWER ELECTRONICS 1 2 • High - performance control systems • ADAS 1 , sensors & cameras • Short & long - range radar • Heads - up displays • Charging stations • Connectors • Door modules • Seat structure • Wheel covers • Structural components • Mirror & lighting housing • Noise, vibration & harshness reduction • Interior: vent grilles, handles, instrument panel, trim CONNECTIVITY & INFRASTRUCTURE 3 LIGHTWEIGHTING, SAFETY & DURABILITY 4 4 4 4 4 4 1 1 1 1 2 1 2 2 3 3 2 3 3 3 2 3 1 1 Advanced driver assistance system

Transaction Delivers on Disciplined M&A Criteria 13 4 High quality & complementary acquisition with substantial synergies & attractive financial profile

Manufacturing utilization & scale Supply chain & procurement Backward integration into polymerization Overlapping support functions Commercial & technical scale Customer localization EXAMPLE OPPORTUNITY: 14 Substantial Synergy Opportunity 4 Approximately $450 million of synergies driven by two highly complementary businesses $275 - 350 M $125 - 150 M COST SYNERGIES Year 1 Year 2 Year 4 Year 3 50% 100% 2 5% 100% REVENUE SYNERGIES Year 1 Year 2 Year 4 Year 3 40% 65% 5% 100% Estimated $10 to $15 M in savings from improved efficiency in compounding lines from the scale of the combined manufacturing footprint. Leverage project pipeline model Estimated $10 to $20 M opportunity in medical & pharma via the combined product portfolio and Celanese medical business. EXAMPLE OPPORTUNITY: Promotion across combined customer base Applying EM commercial excellence Combined medical opportunity EXAMPLE OPPORTUNITY:

Strong Financial Profile 15 4 Transaction enhances Celanese financial profile and creates significant shareholder value 1 Assumes a close around the end of 2022 Excludes one - time costs and includes deal - related depreciation and amortization c c c c Acceleration of top - line growth Enhanced margin profile on synergy execution Immediate accretion to adjusted EPS Substantial NPV opportunity INCREASED NET SALES GROWTH ADJUSTED EPS ACCRETION 1,2 ENHANCED OPERATING EBITDA MARGIN 1 VALUE CREATION + 5% 5 - Year CAGR 30% 2026 $ 2 – $ 4 + 2026 2023 $ 4 B + ~

16 Doubling of Celanese free cash flow supports a wide range of strategic & capital return initiatives 1 Free cash flow defined as cash flow from operations less capex, includes synergies based on phase - in and excludes one - time tran saction costs in 2022. 2 Excludes one - time transaction costs and assumes a close around the end of 2022 Fully committed bridge financing in place for $11.0 billion Longer - term financing planned with a combination of term loans and bonds Additional liquidity from planned upsizing of revolver Commitment to investment grade rating Prioritize deleveraging in the near - term; target leverage <3.0x by 2024 4 Robust Cash Flow Supports Swift Deleveraging Free Cash Flow 1 , $B 2021 2022 2023 2024 2025 2026 Disciplined capital allocation Significant capital deployment flexibility $2.7 – 3.2 ~2.8x Leverage Ratio: 2.0x – 2.5x $2.3 – 2.8 ~3.6x FREE CASH FLOW GENERATION 1 2

Exposure to high - growth & value markets End - market & regional diversification Predictability of earnings growth Market leadership across businesses Inorganic opportunity set Top - line growth 17 Complementary strengths of Celanese businesses further leveraged by this transaction 1 Includes 2022 estimated EBITDA for M&M (in scope assets) and run - rate synergies Capital leverage & returns enhancement Post - Transaction Including Synergies 1 2022 Est. 4 Financial Benefits of a Larger EM Business ACETYL CHAIN & ACETATE TOW ENGINEERED MATERIALS Strong cash generation Market leadership positions Scale & integration benefits Top - line growth Differentiated, specified & value - priced sales Predictability Robust organic & inorganic opportunity set c CELANESE OPERATING EBITDA 35% EM c A larger Engineered Materials business in the Celanese portfolio will drive enhanced… Organic opportunity set 56%